EXHIBIT 10.1


                              EMPLOYMENT AGREEMENT



Table of Contents

                                                                           Page

1. 1. Employment Period .....................................................1

2. 2. Terms of Employment................................................... 1

(a) Position and Duties......................................................1
(b) Compensation.............................................................2
(i) Base Salary..............................................................2
(ii) Annual Bonus............................................................2
(iii) Incentive, Savings and Retirement Plans................................2
(iv) Welfare Benefit Plans...................................................2
(v) Expenses.................................................................3
(vi) Vacation................................................................3
(vii) Stock Option Grants....................................................3

1. 3.Termination of Employment...............................................3

(a) Death or Disability......................................................3
(b) Cause....................................................................4
(c) Good Reason..............................................................4
(d) Notice of Termination....................................................4
(e) Date of Termination......................................................5

1. 4. Obligations of the Company upon Termination........................... 5

(a) Disability or Good Reason; Other than for Cause or Death.................5
(b) Death....................................................................6
(c) Cause; Other than for Disability or Good Reason..........................6

1. 5. Non-exclusivity of Rights............................................. 6

2. 6. Full Settlement....................................................... 6

3. 7. Confidential Information...............................................6

4. 8. Change of Control; Potential Change of Control.........................7


5. 9. Covenant Not to Compete...............................................11


6. 10. Successors...........................................................13


7. 11.Miscellaneous.........................................................13

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                              EMPLOYMENT AGREEMENT


                  This AGREEMENT (the "Agreement") by and between Edge Petroleum Corporation, a Delaware corporation (the "Company"), and Michael G. Long (the "Executive"), dated as of the 19th day of December, 1996 and to be effective as of the Agreement Effective Date (as defined in Section 11(h) hereof).

                  In entering into this Agreement, the Board of Directors of the Company (the "Board") desires to provide the Executive with incentives to serve the Company as one of its executives.

                 NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

                 1. Employment Period. As of the Agreement Effective Date (hereinafter defined),the Company hereby agrees to employ the Executive an the Executive hereby agrees to accept employment with the Company, in accordance with, and subject to, the terms and provisions of this Agreement, for the period (the "Employment Period") commencing on the Agreement Effective Date and ending on the second anniversary of the Agreement Effective Date; provided, on the second anniversary of the Agreement Effective Date and each second anniversary of the Agreement Effective Date thereafter, the Employment Period shall automatically renew for an additional two years without any further action by either the Company or the Executive.

                   2.      Terms of Employment

                  (a)      Position and Duties

                  (i) During the Employment Period, (A) the Executive's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be as the Company's chief financial officer and (B) the Executive's services shall be performed in the county where the Executive was employed on the Agreement Effective Date.

                 (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote his full attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period, it shall not be a violation of this Agreement for the Executive to (A) serve on civic or charitable boards or committees,
         (B) deliver lectures or fulfill speaking engagements and (C) manage personal investments, so long as such activities do not interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement.


                  (b)      Compensation

                  (i) Base Salary. During the Employment Period, the Executive shall receive an annual base salary equal to $125,000 ("Annual Base Salary"), which shall be paid on a semimonthly basis. During the Employment Period, the Annual Base Salary shall be reviewed on June 30, 1997 and in December 1998 and thereafter annually. Executive's salary shall be increased to $150,000 as of July 1, 1997 if (i) the IPO is successfully implemented,(ii) an investor relations system has been established and is operational, (iii) there has been designed and

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         implemented  the first  version  of a  financial  reporting  system and reports, (iv) a price/risk management policy has been developed and adopted by the Company and a comprehensive employee benefits plan has been implemented, including a Section 401(k) Plan. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced after any such increase and the term "Annual Base Salary," as utilized in this Agreement, shall refer to Annual Base Salary as so increased. As used in this Agreement, the term "affiliated companies" shall include, when used with reference to the Company, any company controlled by, controlling or under common control with the Company.

                (ii) Annual Bonus. In addition to Annual Base Salary, the Executive shall be awarded, for each fiscal year or portion thereof during the Employment Period, an Annual Bonus (the "Annual Bonus"), in cash and stock determined based on the Company's growth in each of the Company's reserves per share and audited annual net cash flow per share relative to Company's reserves and the audited net cash flow of the Company for the prior calendar year with the maximum Annual Bonus to be for the period up to and including December 31, 1997 and for calendar years thereafter to be up to 50% of Annual Base Salary (for the period ending December 31, 1997 to be calculated on the basis of $137,500 total Base Salary for such period), with a maximum payable if the Company achieves the top 25% of the range of its annual performance goals established at the outset of the year, and in each case any Annual Bonus shall be paid approximately 25% in cash and 75% in shares of Company Common Stock.

                (iii) Incentives, Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans that are tax-qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended
        ("Code"),  and all plans that are supplemental to any such tax-qualified plans,  in each  case to the  extent  that such  plans  are  applicable generally to other executives of the Company and its affiliated companies.

                 (iv) Welfare and Benefit Plans. During the Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company or its affiliated companies (including, without limitation, medical, prescription, dental, vision, disability, salary continuance, group life and supplemental group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other executives of the Company or its affiliated companies.

                  (v) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies.

                 (vi) Vacaiton. During the Employment Period, the Executive shall be entitled to paid vacation of two weeks per year beginning in 1997 and each period of December 24 to January 2.

                (vii) Stock Option Grants. Upon consumation of the IPO, Executive shall be granted stock options on .5 of 1% (one-half of one percent), determined on a fully diluted basis (excluding any overallotment option to the extent not exercised at the initial closing date of the IPO, restricted stock or stock options granted in connection with the IPO), shares of Company common stock, par value $.01 per share ("Common Stock"), at an exercise price equal to the IPO

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         Price ("Initial Stock Option").  The Initial Stock Option has a term of
         10 years and is exercisable in cumulative annual increments of one-fifth of the total number of shares subject to the option, beginning on the first anniversary of the Date of Grant. "IPO" shall mean the initial public offering of Common Stock pursuant to which the Company receives payment in cash for shares of its Common Stock that it sells pursuant to a registration statement on Form S-1 filed and declared effective under the Securities Act of 1933. "IPO Price" shall mean the per share price to the public for the Common Stock sold in the
        IPO, as set forth on the cover page of the final prospectus for the IPO.

               3. Termination of Employment

              (a) Death and Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with
Section 11(d) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day afte receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with the Company on a full-time basis for 120 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

        (b) Cause. The Company may terminate the Executive's employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean for the Company's termination of the Executive's employment means: (i) the Executive's final conviction of a felony crime that enriched the Executive at the expense of the Company; or (ii) the Executive's continuing failure to substantially perform his duties and responsibilities hereunder (except by reason of the Executive's incapacity due to physical or mental illness or injury) for a period of 45 days after the Company has delivered to the Executive a written demand for substantial performance hereunder ; or (iii) the Executive's serious or willful misconduct or a serious or willful neglect of duties which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company.

        (c) Good Reaseon. The Executive's employment may be terminated during the Employment Period by the Executive for Good Reason. For purposes of this Agreement, "Good Reason" shall mean the occurrence of one of the following but only after the occurrence of a Change of Control.

                           (i)  any   material   failure   by  the   Company  to
         substantially comply with any of the provisions of this Agreement, other than a failure which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (ii) the Company's requiring the Executive to be based at any location other than that described in Section 2(a)(i)(B) hereof;

                           (iii) any purported termination by the Company of the Executive's employment otherwise than as expressly permitted by this Agreement;

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

                           (iv) any failure by the Company to comply with and satisfy the requirements of Section 10 of this Agreement, provided that
         (A) the successor described in Section 10(c) has received, at least 10 days prior to the Date of Termination (as defined in subparagraph (e) below), written notice from the Company or the Executive of the requirements of such provision and (B) such failure to be in compliance and satisfy the requirements of Section 10 shall continue as of the Date of Termination; or

         (d) Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(d) of this Agreement. The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company hereunder or preclude the Executive or the Company from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

             (e) Date of termination. For purposes of this Agreement, the term "Date of Termination" means (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Executive of such termination and (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

               (4)       Obligations of the Company upon Termination.

               (a) Disability or Good reason; Other than for Casue or Death. If, during the Employment Period, the Company shall terminate the Executive's employment other than for Cause, including a termination by reason of Disability but not by reason of death, or the Executive shall terminate employment for Good Reason, or by reason of death:

                  (i) the Company shall pay or provide to or in respect of the Executive the following amounts and benefits:

                           A. in a lump sum in cash,  within  10 days  after the
                  Date of Termination, an amount equal to the sum of (1) the Executive's Annual Base Salary through the Date of Termination, (2) any deferred compensation earned and vested by the Executive (together with any accrued interest or earnings thereon) and (3) any compensation for accrued, earned and unused vacation time for which the Executive is eligible in accordance with the practices of the Company, in each case to the extent not theretofore paid (the sum of the amounts described in clauses (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligation");

                           B. in a lump  sum in  cash,  undiscounted,  within 10
                  days after the Date of Termination, an amount equal to the Annual Base Salary;

                           C. effective as of the Date of Termination, immediate
                  vesting and exercisability of, and termination of any restrictions on sale or transfer (other than any such

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                  restriction arising by operation of law) with respect to, each and every stock option, restricted stock award, restricted stock unit award and other equity-based award and performance award (each, a "Compensatory Award") that is outstanding as of a time immediately prior to the Date of Termination;

               (b) Death. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than (i) the payment of Accrued Obligations (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination), and (ii) the payment of an amount equal to one-half of his Annual Salary in a cash lump sum within 30 days of the Date of Termination.

                 (c) Cause; Other than for Disability or Good Reason. If the Executive's employment shall be terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than for Accrued Obligations. If the Executive terminates employment during the Employment Period, excluding a termination for any of Disability or Good Reason, this Agreement shall terminate without further obligations to the Executive, other than for the payment of Accrued Obligations. In such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

                 5. Non-exclusivity of Rights. Except as provided in Section 4 of this Agreement, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as such plan, policy, practice or program is superseded by this Agreement.

                  6. Full Settlement. The Company's obligation to make payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any setoff, counterclaim, recoupment, defense, mitigation or other claim, right or action which the Company may have against the Executive or others.

                  7. Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement) (referred to herein as "Confidential Information"). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information,

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knowledge or data to anyone other than the Company and those  designated  by it.
In no event shall an asserted violation of the provisions of this Section 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement. Also, within 14 days of the termination of Executive' employment for any reason, Executive shall return to Company all documents and other tangible items of or containing Company information which are in Executive's possession, custody or control.

                  8.       Change of Control; Potential Change of Control

                  As used in this Agreement, the terms set forth below shall have the following respective meanings:

                  "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement.

                  "Associate" shall mean, with reference to any Person, (a) any corporation, firm, partnership, association, unincorporated organization or other entity (other than the Company or a subsidiary of the Company) of which such Person is an officer or general partner (or officer or general partner of a general partner) or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

                "Beneficial Owner" shall mean, with reference to any securities, any Person if:

                  (a) such Person or any of such Person's Affiliates and Associates, directly or indirectly, is the "beneficial owner" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement) such securities or otherwise has the right to vote or dispose of such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subsection (a) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (i) arises solely from a revocable proxy or consent given in response to a public (i.e., not including a solicitation exempted by Rule 14a-2(b)(2) of the General Rules and Regulations under the Exchange Act) proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act and (ii) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

                  (b)  such  Person  or  any of  such  Person's  Affiliates  and
         Associates,  directly or  indirectly,  has the right or  obligation  to acquire such securities (whether such right or obligation is exercisable or effective immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to "beneficially own," (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of

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         such Person's  Affiliates or Associates until such tendered  securities are accepted for purchase or exchange or (ii) securities issuable upon exercise of Exempt Rights; or

                  (c) such Person or any of such Person's Affiliates or Associates (i) has any agreement, arrangement or understanding (whether or not in writing) with any other Person (or any Affiliate or Associate thereof) that beneficially owns such securities for the purpose of acquiring, holding, voting (except as set forth in the proviso to subsection (a) of this definition) or disposing of such securities or
         (ii) is a member of a group (as that term is used in Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) that includes any other Person that beneficially owns such securities; provided, however, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition. For purposes hereof, "voting" a security shall include voting, granting a proxy, consenting or making a request or demand relating to corporate  action  (including,  without  limitation,  a demand for a stockholder list, to call a stockholder meeting or to inspect corporate books and records) or otherwise giving an authorization (within the meaning of Section 14(a) of the Exchange Act) in respect of such security.

                  The terms "beneficially own" and "beneficially owning" shall have meanings that are correlative to this definition of the term "Beneficial Owner."

                  "Change of Control" shall mean any of the following occurring on or after the Agreement Effective Date except that the transactions contemplated by the Combination Agreement dated as of December 3, 1996, by and among the Company, Edge Petroleum Corporation, a Texas corporation, Edge Mergeco, Inc., Gulfedge Limited Partnership, Edge Group II Limited Partnership and Edge Group Partnership shall not constitute a Change of Control:

                  (a) any Person (other than an Exempt Person) shall become the Beneficial Owner of 40% or more of the shares of Common Stock then outstanding or 40% or more of the combined voting power of the Voting Stock of the Company then outstanding; provided, however, that no Change of Control shall be deemed to occur for purposes of this subsection (a) if such Person shall become a Beneficial Owner of 40% or more of the shares of Common Stock or 40% or more of the combined voting power of the Voting Stock of the Company solely as a result of
         (i) an Exempt Transaction or (ii) an acquisition by a Person pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this definition are satisfied;

                  (b)  individuals  who,  as of the  Agreement  Effective  Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Agreement Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; provided, further, that there shall be excluded, for this purpose, any such individual whose initial assumption of office occurs as a result of any actual or threatened election contest that is subject to the provisions of Rule 14a-11 under the Exchange Act;

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                  (c)  approval  by  the   shareholders  of  the  Company  of  a
         reorganization,   merger  or  consolidation,   in  each  case,  unless,
         following such reorganization, merger or consolidation, (i) more than 85% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding Voting Stock of such corporation beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their
         ownership,   immediately  prior  to  such  reorganization,   merger  or
         consolidation,   of  the  outstanding  Common  Stock,  (ii)  no  Person
         (excluding any Exempt Person or any Person beneficially owning, immediately prior to such reorganization, merger or consolidation,
         directly  or  indirectly,   40%  or  more  of  the  Common  Stock  then
         outstanding or 40% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 40% or more of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding Voting Stock of such corporation and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or initial action by the Board providing for such reorganization, merger or consolidation; or

                  (d)  approval  by the  shareholders  of the  Company  of (i) a complete liquidation or dissolution of the Company unless such liquidation or dissolution is approved as part of a plan of liquidation and dissolution involving a sale or disposition of all or substantially all of the assets of the Company to a corporation with respect to which, following such sale or other disposition, all of the requirements of clauses (ii)(A), (B) and (C) of this subsection (d) are satisfied, or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which, following such sale or other disposition, (A) more than 85% of the then outstanding shares of common stock of such corporation and the combined voting power of the Voting
         Stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Common Stock, (B) no Person (excluding any Exempt Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 40% or more of the Common Stock then outstanding or 40% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 40% or more of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding Voting Stock of such corporation and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or initial action of the Board providing for such sale or other disposition of assets of the Company.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Exempt Person" shall mean the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, and any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan.

                  "Exempt Rights" shall mean any rights to purchase shares of Common Stock or other Voting Stock of the Company if at the time of the issuance thereof such rights are not separable from such Common Stock or other Voting Stock (i.e., are not transferable otherwise than in connection with a transfer of the underlying Common Stock or other Voting Stock) except upon the occurrence of a contingency, whether such rights exist as of the Agreement Effective Date or are thereafter issued by the Company as a dividend on shares of Common Stock or other Voting Securities or otherwise.

                  "Exempt Transaction" shall mean an increase in the percentage of the outstanding shares of Common Stock or the percentage of the combined voting power of the outstanding Voting Stock of the Company beneficially owned by any Person solely as a result of a reduction in the number of shares of Common Stock then outstanding due to the repurchase of Common Stock or Voting Stock by the Company, unless and until such time as (a) such Person or any Affiliate or Associate of such Person shall purchase or otherwise become the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or additional Voting Stock representing 1% or more of the combined voting power of the then outstanding Voting Stock, or (b) any other Person (or Persons) who is (or collectively are) the Beneficial Owner of shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or Voting Stock representing 1% or more of the combined voting power of the then outstanding Voting Stock shall become an Affiliate or Associate of such Person.

                  "Person"  shall  mean  any  individual,   firm,   corporation,
partnership, association, trust, unincorporated organization or other entity.

                  "Potential Change of Control" shall mean any of the following occurring on or after the Agreement Effective Date except that the transactions contemplated by the Combination Agreement dated as of December 3, 1996, by and among the Company, Edge Petroleum Corporation, a Texas corporation, Edge Mergeco, Inc., Gulfedge Limited Partnership, Edge Group II Limited Partnership and Edge Group Partnership shall not constitute a Potential Change of Control:

                  (a) the commencement of a tender or exchange offer for the Company's Common Stock that, if consummated, would result in a Change of Control; or

                  (b)  the  Company   enters  into  an   agreement   which,   if
         consummated, would constitute a Change of control; or

                  (c) the commencement of a contested election contest subject to the provisions of Rule 14a-11 under the Exchange Act; or

                  (d) the occurrence of any other event that the Company's Board determines could result in a Change of Control.

                  "Voting Stock" shall mean, with respect to a corporation, all securities of such corporation of any class or series that are entitled to vote generally in the election of directors of such corporation (excluding any class or series that would be entitled so to vote by reason of the occurrence of any contingency, so long as such continency has not occurred).

                  9.  Covenant Not to Compete.

                  (a) Executive recognizes that in each of the highly competitive businesses in which the Company is engaged, personal contact is of primary importance in securing new customers and in retaining the accounts and goodwill of present customers and protecting the business of the Company. The Executive, therefore, agrees that during the Employment Period and, if the Date of Termination occurs by reason of the Executive terminating his employment for reasons other than Disability or Good Reason, for a period of one year after the Date of Termination, he will not, either within 75 miles of any geographic location with respect to which he has devoted substantial attention to the material business interests of the Company (other than the Company's home office) or any of its affiliated companies or with respect to any immediate geologic trends in which the Company or any of its affiliated companies is active as of the Date of Termination without regard in either case to whether Executive has worked at such location (the "Relevant Geographic Area"), (i) accept employment or render service to any Person that is engaged in a business directly competitive with the business then engaged in by the Company or any of its affiliated companies or (ii) enter into or take part in or lend his name, counsel or assistance to any business, either as proprietor, principal, investor, partner, director, officer, executive, consultant, advisor, agent, independent contractor, or in any other capacity whatsoever, for any purpose that would be competitive with the business of the Company or any of its affiliated companies (all of the foregoing activities are collectively referred to as the "Prohibited Activity").

                  (b) In addition to all other remedies at law or in equity which the Company may have for breach of a provision of this Section 9 by the Executive, it is agreed that in the event of any breach or attempted or threatened breach of any such provision, the Company shall be entitled, upon application to any court of proper jurisdiction, to a temporary restraining order or preliminary injunction (without the necessity of (i) proving irreparable harm, (ii) establishing that monetary damages are inadequate or
(iii) posting any bond with respect thereto) against the Executive prohibiting such breach or attempted or threatened breach by proving only the existence of such breach or attempted or threatened breach. If the provisions of this Section 9 should ever be deemed to exceed the time, geographic or occupational limitations permitted by the applicable law, the Executive and the Company agree that such provisions shall be and are hereby reformed to the maximum time, geographic or occupational limitations permitted by the applicable law.

                  (c) The covenants of the Executive set forth in this Section 9 are independent of and severable from every other provision of this Agreement; and the breach of any other provision of this Agreement by the Company or the breach by the Company of any other agreement between the Company and the Executive shall not affect the validity of the provisions of this Section 9 or constitute a defense of the Executive in any suit or action brought by the Company to enforce any of the provisions of this Section 9 or seek any relief for the breach thereof by Executive.

                  (d) The Executive  acknowledges,  agrees and stipulates  that:
(i) the terms and provisions of this Agreement are reasonable and constitute an otherwise enforceable agreement to which the terms and provisions of this
Section 9 are ancillary or a part of as contemplated by Tex. Bus. & Com. Code Ann. ss.ss. 15.50-15.52; (ii) the consideration provided by the Company under this Agreement is not illusory; and (iii) the consideration given by the Company under this Agreement, including, without limitation, the provision by the Company of Confidential Information to the Executive as contemplated by Section 7, gives rise to the Company's interest in restraining and prohibiting the Executive from engaging in the Prohibited Activity within the Relevant
Geographic Area as provided under this Section 9, and the Executive's covenant not to engage in the Prohibited Activity within the Relevant Geographic Area pursuant to this Section 9 is designed to enforce the Executive's consideration (or return promises), including, without limitation, the Executive's promise to not disclose Confidential Information under this Agreement.

                  10.  Successors.

                  (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's heirs, executors and other legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and may only be assigned to a successor described in
Section 10(c).

                  (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                  11.  Miscellaneous

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without reference to principles of conflict of laws that would require the application of the laws of any other state or jurisdiction.

                  (b) The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

                  (c) This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and heirs, executors and other legal representatives.

                  (d) All notices and other communications hereunder shall be in writing and shall be given, if by the Executive to the Company, by telecopy or facsimile transmission at the telecommunications number set forth below and, if by either the Company or the Executive, either by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:
                  --------------------
                  Michael G. Long
                  6728 Brompton Road
                  Houston, Texas  77005
                  Telecommunications Number:  (713) 664-6537

                  If to the Company:
                  ------------------
                  Edge Petroleum Corporation
                  Attention:  John Calaway
                  1111 Bagby, Suite 2100
                  Houston, Texas  77002
                  Telecommunications Number:  (713) 654-8960
                  Attention:  Corporate Secretary

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                  (e) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (f) The Company may withhold from any amounts payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (g) The Executive's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason or during a Window Period pursuant to
Section 3(c) of this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (h) This Agreement shall become effective as of the date on which both the Company and the Executive have executed the Agreement (the "Agreement Effective Date").


                  IN WITNESS WHEREOF, the Executive has hereunto set his hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.



Date:             12/19/96                    /S/ John E. Calaway
--------------------------                    ---------------------
                                                  John Calaway
                                             Chief Executive Officer


Date:             12/19/98                    /S/ Michael G. Long
--------------------------                    ---------------------
                                                  Michael G. Long




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